ADVANCED SERIES TRUST
AST Fidelity Institutional AM® Quantitative Portoflio
SUMMARY PROSPECTUS • April 26, 2021

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated April 26, 2021, as supplemented and amended from time to time, and the Portfolio’s most recent shareholder report, dated December 31, 2020 are all hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

IMPORTANT NOTE:
The Board of Trustees of the Trust recently approved the reorganization of the Portfolio into the AST T. Rowe Price Asset Allocation Portfolio. The completion of the reorganization transaction is subject to approval by the shareholders of the Portfolio and the satisfaction of certain customary closing conditions. It is anticipated that a proxy statement/prospectus relating to this transaction will be mailed to Portfolio shareholders on or about July 2021 and that a special meeting of Portfolio shareholders will be held on or about September 2021. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization transaction would be completed on or about third quarter of 2021. If approved by shareholders, shareholders of the Portfolio will become shareholders of the AST T. Rowe Price Asset Allocation Portfolio.
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth balanced by current income.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.04%
= Total Annual Portfolio Operating Expenses	0.94%
-Fee Waiver and/or Expense Reimbursement	(0.02)%
= Total Annual Portfolio Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.92%
(1) The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Fidelity Institutional AM® Quantitative	$94	$298	$518	$1,153
255SUMPROS

Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 206% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
The Portfolio normally invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed income securities. Depending on market conditions, the equity portion may range between 55-75% of the Portfolio's assets, and the fixed income portion may range between 25-45% of the Portfolio's assets. The Portfolio's subadviser allocates the Portfolio's assets across uniquely specialized investment strategies. The Portfolio has investment strategies that invest in equity securities, investment strategies that invest in fixed income securities and an investment strategy designed to provide liquidity. The asset allocation at the Portfolio level as well as the security selection at the investment strategy level rely on a diverse set of quantitative models combined with fundamental bottom-up research.
The Portfolio allocates approximately 10-15% of its net assets to a liquidity strategy, which is employed through an overlay sleeve. The liquidity strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio's asset levels, liquidity, and asset allocations. The liquidity strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio's overall investment process.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
License Risk. The termination of a license used by the Portfolio, the Manager or a subadviser may have a significant effect on the operation of the Portfolio.
Liquidity Allocation Risk. The Portfolio’s liquidity strategy will result in a decrease in the amount of the Portfolio’s assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Loan Risk. Investments in loans rated below investment grade, or unrated securities of similar quality, not registered with the Securities and Exchange Commission or listed on a securities exchange may be less liquid and more difficult to value than investments in instruments for which a trading market exists. Such investments are also subject to interest rate risk. Additionally, established settlement standards or remedies do not exist for portfolio transactions in loans.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Small and Medium Sized Company Risk. Securities of small and medium sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price and liquidity of these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio’s average annual returns compare to the returns of a custom blended index which consists of the S&P 500 Index (27%), Russell 2000 Index (5.5%), MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (32.5%), and Bloomberg Barclays US Aggregate Index (35%). PGIM Investments LLC and AST Investment Services, Inc. determined the weight of each index comprising the blended index.
Note: The AST Fidelity Institutional AM® Quantitative Portfolio, changed subadvisers and changed its investment policies and strategies effective February 10, 2014. The annual returns prior to February 10, 2014 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser.

Best Quarter:		Worst Quarter:
12.93%	2nd Quarter 2020	-16.73%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2020)
	1 Year	5 Years	10 Years
Portfolio	8.76%	7.89%	6.65%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.21%	13.87%
Blended Index (reflects no deduction for fees, expenses or taxes)	12.20%	9.27%	7.92%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	FIAM LLC	Thomas McFarren	Portfolio Manager	January 2020
AST Investment Services, Inc.		Edward Heilbron	Portfolio Manager	February 2014
		Catherine Pena, CFA	Portfolio Manager	April 2015
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

Notes

Notes

By Mail:	Advanced Series Trust, 655 Broad Street, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
255SUMPROS